Statement of Additional Information (SAI) Supplement — August 22, 2014

For the SAI dated August 1, 2014 for the following funds:

Columbia Marsico Global Fund

Columbia Marsico International Opportunities Fund

Effective August 22, 2014 (the Effective Date), Thomas F. Marsico, previously co-manager of the Marsico Global Fund, will assume sole portfolio manager responsibility for the Marsico Global Fund. Effective on the same date, Munish Malhotra, CFA, previously co-manager of the Marsico International Opportunities Fund, will assume sole portfolio manager responsibility for the Marsico International Opportunities Fund. On and after that date, James G. Gendelman will no longer serve as co-manager of either Fund. On the Effective Date, all references to Mr. Gendelman contained in the Funds’ SAI are deleted.

Shareholders should retain this supplement for future reference.

SUP915_00_008_(08/14)